Rockley Photonics Announces Receipt of Notice from NYSE of Non-Compliance with Continued Listing Standards

OXFORD, England, and PASADENA, Calif., December 15, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY) (“Rockley”), a global medical technology company focused on delivering leading edge silicon photonics-based biosensing solutions by targeting a portfolio of biomarkers, today announced that it received a notice from the New York Stock Exchange (“NYSE”) on December 9, 2022, indicating that the Company is not in compliance with NYSE’s continued listing standards, which require an average market capitalization of not less than $50 million over a 30 trading-day period and stockholders’ equity of not less than $50 million. The notice has no immediate impact on the listing of Rockley’s common stock on the NYSE, subject to the Company’s compliance with the NYSE’s other continued listing requirements, except that its ticker symbol will continue to have an added designation of “.BC” to indicate the status of its ordinary shares as below compliance with the NYSE continued listing standards.  The “.BC” indicator will be removed when it regains compliance.

Rockley intends to respond to the NYSE within ten business days of receipt of the notice of its intent to submit a business plan to the NYSE within 45 days that shows how the Company plans to regain compliance with this continued listing standard within 18 months from the date of the notice. If Rockley is unable to regain compliance, the NYSE may initiate procedures to suspend and delist its common stock.

About Rockley Photonics
Formed in 2013, Rockley is a global medical technology company focused on delivering leading edge silicon photonics-based biosensing solutions that target a portfolio of biomarkers. Rockley's ground-breaking end-to-end biosensing platform unlocks unique spectra-based biomarkers enabling insights into personal health and well-being. With next-generation biosensing platforms specifically designed for mobile health monitoring, Rockley is laying the foundation for a new generation of biomedical applications across multiple industries.

To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “accelerate,” “advance,” “anticipate,” “believe,” “can,” “capability,” “continue,” “could,” “develop,” “enable,” “enhance”, “estimate,” “eventual,” “expand, “expect,” “focus,” “forward,” “future,” “goal,” “ground-breaking” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “vision,” “will,” “would” or other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) our intent to regain compliance with the NYSE’s continued listing requirements; and (b) our belief that we are laying the foundation for a new generation of applications across multiple industries, and the extent to which we may expand our focus beyond biosensing solutions.

Forward-looking statements are subject to several risks, assumptions, and uncertainties (many of which are beyond Rockley’s control) that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks, assumptions, and uncertainties include, but are not limited to, the factors described under the heading “Risk Factors” in our Annual Report on Form 10-K and in other documents we file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting Rockley will be those that have been anticipated. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof and Rockley does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

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Contact Information
Gwyn Lauber
Rockley Photonics
Telephone: +1 626-995-0001
Email: investors@rockleyphotonics.com